West Pharmaceutical Services, Inc. Second-Quarter 2020 Analyst Conference Call 9 a.m. Eastern Time, July 23, 2020 Eric M. Green Bernard J. Birkett Speakers President and Senior Vice President and Chief Executive Officer Chief Financial Officer A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com 877-930-8295 (U.S.) To participate on the call, please dial: 253-336-8738 (International) The conference ID is 7789173 An online archive of the broadcast will be available at 855-859-2056 (U.S.) the website three hours after the live call and will be 404-537-3406 (International) available through Thursday, July 30, 2020, by dialing: The conference ID is 7789173 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the second quarter 2020 and management’s discussion of those results during today’s conference call. 1 WST Q2 2020 Earnings

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo® is a registered trademark of Daikyo Seiko, Ltd. 2 WST Q2 2020 Earnings

We are in the business of helping our customers bring new medicines and treatments that improve the lives of patients. 3 WST Q2 2020 Earnings

Addressing Pandemic Demand for Future Therapeutics and Vaccines Global Commercial Manufacturing Engagement Operations Team Capital Members Expansion 4 WST Q2 2020 Earnings

Second-Quarter 2020 Results ▪ Q2 2020 net sales of $527.2 million grew 12.2%; organic sales growth was 14.3% ▪ Q2 2020 reported-diluted EPS of $1.21 increased 38%; adjusted- diluted EPS of $1.25 increased 40% ▪ Company is raising full-year 2020 net sales guidance to a new range of between $2.035 billion and $2.055 billion and is raising full-year 2020 adjusted-diluted EPS guidance to a new range of between $4.15 and $4.25 (1) (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 13-17 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. 5 WST Q2 2020 Earnings

Second-Quarter 2020 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended June 30 2020 2019 Reported Net Sales $527.2 $469.7 Gross Profit Margin 37.0% 33.6% Reported Operating Profit $103.6 $80.5 Adjusted Operating Profit (1) $106.0 $81.9 Reported Operating Profit Margin 19.7% 17.1% Adjusted Operating Profit Margin (1) 20.1% 17.4% Reported-Diluted EPS $1.21 $0.88 Adjusted-Diluted EPS (1) $1.25 $0.89 (1) “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See slides 13-17 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. 6 WST Q2 2020 Earnings

Second-Quarter 2020 Organic Sales Growth Q2 OVERALL ORGANIC SALES GROWTH Proprietary Products Q2 2020 organic sales growth of 13.3%, 14.3% led by sales of high-value products, which grew double digits CONTRACT BIOLOGICS GENERICS PHARMA MANUFACTURING Sales led by high-value products, Sales led by high-value Sales led by high-value products, Organic sales growth of including Flurotec® coated products, including film-coated including Flurotec® and Westar® 17.8%, led by sales of components, Daikyo Crystal stoppers and Flurotec® components diagnostic and healthcare- Zenith® products, self-injection components related injection devices platforms, and Westar® components DD DD LSD DD Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit 7 WST Q2 2020 Earnings

Change in Consolidated Net Sales Second-quarter 2019 to 2020 ($ millions) 8 WST Q2 2020 Earnings

Gross Profit Update ($ millions) Three Months Ended June 30, 2020 2019 Proprietary Products Gross Profit $170.8 $142.2 Proprietary Products Gross Profit Margin 42.8% 39.5% Contract-Manufactured Products Gross Profit $24.3 $15.7 Contract-Manufactured Products Gross Profit Margin 19.0% 14.3% Consolidated Gross Profit $195.1 $157.9 Consolidated Gross Profit Margin 37.0% 33.6% 9 WST Q2 2020 Earnings

Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items Financial Condition YTD YTD June 30, December 31, Q2 2020 Q2 2019 2020 2019 Depreciation and Amortization $52.2 $51.8 Cash and Cash Equivalents $445.9 $439.1 Operating Cash Flow $205.2 $152.7 Debt $256.2 $257.3 Capital Expenditures $69.2 $57.1 Equity $1,606.3 $1,573.2 Working Capital $735.4 $717.1 10 WST Q2 2020 Earnings

2020 Full-Year Guidance 2020 Full-Year Guidance (1,2) Consolidated Net Sales $2.035 - $2.055 billion Adjusted-Diluted EPS $4.15 - $4.25 (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 13-17 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. (2) The adjusted-diluted EPS guidance range does not include potential tax benefits from stock-based compensation beyond those incurred in the first-half of 2020. Any additional tax benefits associated with stock-based compensation received in 2020 would provide a positive adjustment to this guidance range. 11 WST Q2 2020 Earnings

Operating with Urgency for the Future ▪ Market-led strategy is delivering unique value propositions to customers ▪ Global operations is manufacturing and delivering products with market-leading service and quality ▪ We continue to invest in our business with digital technology and automation ▪ We are taking action with charitable donations and support of pandemic response, social and environmental causes 12 WST Q2 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement ▪ For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. ▪ Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ▪ We may also refer to financial results excluding the effects of unallocated items. ▪ The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. ▪ The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. ▪ A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. 13 WST Q2 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Operating Income tax Net Diluted Three months ended June 30, 2020 profit expense income EPS Reported (U.S. GAAP) $103.6 $16.0 $91.2 $1.21 Pension Settlement - 0.2 0.7 0.01 Severance related costs 2.2 0.6 1.6 0.02 Amortization of Acquisition-related Intangible Assets 0.2 - 1.1 0.01 Adjusted (Non-U.S. GAAP) $106.0 $16.8 $94.6 $1.25 Operating Income tax Net Diluted Six months ended June 30, 2020 profit expense income EPS Reported (U.S. GAAP) $191.6 $31.0 $165.5 $2.19 Pension Settlement - 0.5 1.8 0.02 Severance related costs 2.2 0.6 1.6 0.02 Amortization of Acquisition-related Intangible Assets 0.2 - 2.1 0.03 Adjusted (Non-U.S. GAAP) $194.0 $32.1 $171.0 $2.26 14 WST Q2 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Operating Income tax Net Diluted Three months ended June 30, 2019 profit expense income EPS Reported (U.S. GAAP) $80.5 $15.5 $66.1 $0.88 Restructuring and related charges 1.4 0.3 1.1 0.01 Adjusted (Non-U.S. GAAP) $81.9 $15.8 $67.2 $0.89 Operating Income tax Net Diluted Six months ended June 30, 2019 profit expense income EPS Reported (U.S. GAAP) $151.2 $31.6 $121.5 $1.61 Restructuring and related charges 2.0 0.5 1.5 0.02 Adjusted (Non-U.S. GAAP) $153.2 $32.1 $123.0 $1.63 15 WST Q2 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Three months ended June 30, 2020 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $399.5 $127.8 $(0.1) $527.2 Effect of acquisitions and/or divestitures - - - - Effect of changes in currency translation rates 8.6 1.0 - 9.6 Organic net sales (Non-U.S. GAAP) (1) $408.1 $128.8 $(0.1) $536.8 Six months ended June 30, 2020 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $773.0 $245.9 $(0.2) $1,018.7 Effect of acquisitions and/or divestitures (1.2) - - (1.2) Effect of changes in currency translation rates 17.0 2.4 - 19.4 Organic net sales (Non-U.S. GAAP) (1) $788.8 $248.3 $(0.2) $1,036.9 (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 16 WST Q2 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2019 Actual 2020 Guidance % Change Reported-diluted EPS (U.S. GAAP) $3.21 $4.06 to $4.16 26.5% to 29.6% Restructuring and related charges 0.04 - - Gain on restructuring-related sales of assets (0.02) - - Pension settlement 0.04 0.02 Amortization of acquisition-related intangible assets - 0.05 Argentina devaluation 0.01 - - Tax recovery (0.04) - - Severance related costs - 0.02 Adjusted-diluted EPS (Non-U.S. GAAP) (1) $3.24 $4.15 to $4.25 28.1% to 31.2% (1) See “Full-year 2020 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. In 2019, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.14. We have opted not to forecast 2020 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the First-Quarter and Second-Quarter 2020, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.07 and $0.09, respectively. Any future tax benefits associated with stock- based compensation that we receive in 2020 would provide a positive adjustment to our full-year EPS guidance. 17 WST Q2 2020 Earnings